Consolidated Statements of Operations (Unaudited) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Revenues:
Grants	$ 148,054	$ 1,267,036
Total revenues	148,054	1,267,036
Operating costs and expenses:
Research and development	7,800,723	9,596,768
General and administrative	9,010,450	9,795,163
Total operating costs and expenses	16,811,173	19,391,931
Loss from operations	(16,663,119)	(18,124,895)
Interest and other expenses, net of income	(997,364)	(227)
Change in fair value of warrant liability	0	19,807
Net loss	(17,660,483)	(18,105,315)
Deemed dividend on Series A-1 preferred stock	0	(9,017,512)
Deemed dividend on Series A-1 warrant	0	(179,411)
Deemed dividend on Series B preferred stock	0	(8,655,998)
Accretion of preferred stock dividends	0	(93,234)
Net loss allocable to common stockholders	$ (17,660,483)	$ (36,051,470)
Basic and diluted net loss per share	$ (3.64)	$ (13.44)
Shares used to calculate basic and diluted net loss per share	4,857,753	2,681,740